Exhibit 10.56
AMENDMENT NUMBER TEN TO THE
METLIFE LEADERSHIP DEFERRED COMPENSATION PLAN
(As amended and restated effective with respect to salary and Cash Incentive Compensation
January 1, 2005 and with respect to Stock Compensation, April 15, 2005)
WHEREAS, effective October 1, 2016, MetLife, Inc. ("MetLife") desires that Brighthouse Services, LLC ("Brighthouse") be a participating employer under the MetLife Leadership Deferred Compensation Plan (the "Plan") and Brighthouse desires to be a participating employer under the Plan and hereby adopts the Plan solely for the period beginning October 1, 2016 and ending December 31, 2016; and
WHEREAS, pursuant to Section 19 of the Plan, the Plan Administrator has reserved the right to amend the Plan;
NOW, THEREFORE, effective October1, 2016, the Plan is hereby amended as follows:
1. Section 22.22, "MetLife Companies" is amended as to read as follows:
22.22 "MetLife Companies"·shall mean MetLife Group, Inc.; Metropolitan Property and Casualty Insurance Company; SafeGuard Health Plans, Inc. (of California); and Brighthouse Services, LLC. Brighthouse Services, LLC shall be a MetLife Company solely for the period beginning October 1, 2016 and ending December 31, 2016. Effective January 1, 2017, Brighthouse Services, LLC will no longer be a Met Life Company."
2. A new subsection (d) is added to the end of Section 22.11, "Eligible Associate", to read as follows:
(d) an individual who is a Qualifying Employee and whose employment with an Affiliate is transferred as of October 1, 2016 so that he or she becomes an employee of Brighthouse Services, LLC, or who is hired by Brighthouse Services, LLC on or after October 1, 2016. Such individual shall not be eligible to participate in the Plan as an employee of Brighthouse Services, LLC after December 31, 2016.
IN WITNESS WHEREOF, the Plan Administrator has caused this Amendment to be adopted this 30th day of September, 2016.

Plan Administrator		Brighthouse Services, LLC

/s/ Mark J. Davis		/s/ James Boylan
Mark J. Davis		James Boylan, VP-HR, U.S. Retail

Witnessed by:	/s/ Timothy R. Coffey	Witnessed by:	/s/ Karen Goldsmith